UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2015

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 14, 2015, Intercontinental Exchange, Inc., a Delaware corporation (“ICE”) completed its acquisition of Interactive Data Holdings Corporation, a Delaware corporation (“Interactive Data”), pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 26, 2015, by and among ICE, Red Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of ICE (“Merger Sub”), Interactive Data, and Igloo Manager Co-Invest, LLC, a Delaware limited liability company, solely in its capacity as agent and attorney-in-fact for the Interactive Data stockholders and optionholders. Pursuant to the terms of the Merger Agreement, ICE acquired Interactive Data through a merger of Merger Sub with and into Interactive Data, with Interactive Data surviving the merger as a wholly owned subsidiary of ICE (the “Merger”).

Pursuant to the terms of the Merger Agreement, ICE paid aggregate consideration of approximately (a) $3.65 billion in cash (which was used to repay indebtedness of Interactive Data as well as to pay cash merger consideration to Interactive Data’s equityholders) and (b) 6.47 million shares of ICE common stock (which had a value of $1.67 billion based on the 10-day volume weighted average price of ICE common stock on December 10, 2015), excluding amounts paid for cash on hand and tax benefits at Interactive Data. The cash consideration paid by ICE is subject to post-closing adjustment for Interactive Data’s working capital as of the closing date.

Pursuant to the terms of the Merger Agreement, the ICE common stock issued in connection with the Merger was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the private offering exemption provided by Section 4(2) thereof. Contemporaneously with the consummation of the Merger, ICE and certain of the former Interactive Data equityholders entered into a Stockholders and Registration Rights Agreement, dated December 14, 2015 (“Registration Rights Agreement”), that will obligate ICE, on the terms and subject to the conditions set forth therein, to register the ICE common stock issued to such former Interactive Data equityholders under the Securities Act on or immediately following the closing. The Registration Rights Agreement permits the large holders named therein to request up to four underwritten shelf offerings and grants demand registration rights if ICE is not eligible to use a registration statement on Form S-3. Other than certain underwritten offerings, if ICE proposes to register any shares of its common stock, whether in a primary or secondary offering, each holder of shares of ICE common stock party to the Registration Rights Agreement has the right to request to be included in such registration, subject to customary cutbacks. Under the Registration Rights Agreement, ICE has agreed to pay the fees and expenses associated with registration (excluding discounts and commissions and other selling expenses payable by the selling holders). The Registration Rights Agreement contains customary provisions with respect to registration proceedings, underwritten offerings and indemnity and contribution rights.

The foregoing description of the Merger, the Merger Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to ICE’s Current Report on Form 8-K filed with the SEC on October 28, 2015, incorporated herein by reference and the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As described above, pursuant to the terms of the Merger Agreement, at the effective time of the Merger, Interactive Data stockholders and optionholders who are accredited investors as defined in Rule 501(a) promulgated under the Securities Act received shares of ICE common stock. Those shares of ICE common stock were issued without registration under the Securities Act in reliance on the private offering exemption provided by Section 4(2) thereof. In relying on the exemption from registration provided by Section 4(2), ICE relied on representations from each of the recipients of the securities that he, she or it is an accredited investor as defined under Rule 501(a) of Regulation D under the Securities Act; that each of the recipients is acquiring the securities for investment purposes and not with a view to distribution; and that the securities will bear a legend restricting their further transfer or sale until they have been registered under the Securities Act or an exemption from registration thereunder is available.

The disclosure in Item 2.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 14, 2015, ICE issued a press release announcing, among other things, the consummation of the Merger. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any ICE filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger by and among Intercontinental Exchange, Inc., Red Merger Sub Inc., Interactive Data Holdings Corporation, and Igloo Manager Co-Invest, LLC, solely in its capacity as Interactive Data stockholders’ and optionholders’ agent and attorney-in-fact, dated October 26, 2015 (incorporated by reference to Exhibit 2.1 to ICE’s Current Report on Form 8-K filed with the SEC on October 28, 2015).

4.1	Registration Rights Agreement, dated December 15, 2015, by and among Intercontinental Exchange, Inc. and the Holders named therein.

99.1	Press Release, dated December 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: December 14, 2015	By:	/s/ Scott Hill
Scott Hill
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger by and among Intercontinental Exchange, Inc., Red Merger Sub Inc., Interactive Data Holdings Corporation, and Igloo Manager Co-Invest, LLC, solely in its capacity as Interactive Data stockholders’ and optionholders’ agent and attorney-in-fact, dated October 26, 2015 (incorporated by reference to Exhibit 2.1 to ICE’s Current Report on Form 8-K filed with the SEC on October 28, 2015).

4.1	Registration Rights Agreement, dated December 15, 2015, by and among Intercontinental Exchange, Inc. and the Holders named therein.

99.1	Press Release, dated December 14, 2015.